UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2008

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA		95113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2008, in the ordinary course of executive compensation actions, the Heritage Commerce Corp Compensation Committee and Board of Directors approved an increase in the base salaries of the Company’s executive officers five of whom will be the “named executive officers” for purposes of the Company’s proxy statement for the 2008 annual shareholders meeting, as follows:

Name	Title	New Salary
Walter Kaczmarek	President & Chief Executive Officer	$333,700
Raymond Parker	Executive Vice President/Banking Division	$250,300
Lawrence D. McGovern	Executive Vice President/Chief Financial Officer	$222,000
Richard Hagarty	Executive Vice President/Chief Credit Officer	$162,700
William Del Biaggio, Jr.	Executive Vice President/Community Relations	$166,800
James Mayer	Executive Vice President/East Bay Division	$240,000

The salary increases will become effective March 1, 2008 except for Mr. Mayer’s salary increase which will become effective on June 16, 2008 pursuant to the terms of his employment contract.

The Heritage Commerce Corp Compensation Committee and Board of Directors also approved bonus payments pursuant to the Company’s Management Incentive Plan to the following executive officers five of whom will be the “named executive officers” for purposes of the Company’s proxy statement for the 2008 annual shareholders meeting, as follows:

Name	Title	2007 Bonus
Walter Kaczmarek	President & Chief Executive Officer	$115,000
Raymond Parker	Executive Vice President/Banking Division	$75,000
William Del Biaggio, Jr.	Executive Vice President/Community Relations	$46,000
Richard Hagarty	Executive Vice President and Chief Credit Officer	$45,000
Lawrence D. McGovern	Executive Vice President and Chief Financial Officer	$64,000
James Mayer	Executive Vice President/East Bay Division	$90,000

Item 8.01               Other Events.

On January 24, 2008, the Heritage Commerce Corp Board of Directors set the date for the 2008 Annual Meeting for May 22, 2008.  The record date for the meeting has been set for March 25, 2008.  Materials for the meeting will be sent to shareholders on or about April 7, 2008.

On February 28, 2008, the Board of Directors approved the adoption of a prearranged stock repurchase plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“10b5-1 Plan”).  The 10b5-1 Plan was adopted to assist the Company in implementing its previously announced stock repurchase plan.  The 10b5-1 Plan will terminate on May 30, 2008, unless terminated sooner in accordance with the plan’s terms.  The Plan replaces a previously adopted plan that terminated by its terms on February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: March 4, 2008	By:	/s/ Lawerence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer